                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549



                                   FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) February 15, 1996
                                                 -------------------------------

                                CENTOCOR, INC.
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            (Exact name of registrant as specified in its charter)

   Pennsylvania                   0-11103              23-2117202
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(State or other juris-          (Commission file      (IRS Employer
diction of incorporation)           number)         Identification No.)

200 Great Valley Parkway, Malvern, Pennsylvania               19355
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (610) 651-6000
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                                Not applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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     On January 22, 1996, the Registrant filed a Registration Statement on Form
S-3 relating to a proposed public offering by the Registrant of 3,500,000 shares of its Common Stock. Promptly following the filing of this Current Report on Form 8-K, the Registrant intends to file an amendment to the Registration Statement that will include consolidated financial information of the Registrant for the fiscal year-ended December 31, 1995, which had not been included in the Registration Statement as originally filed. Accordingly, the Registrant is filing as exhibits to this Current Report on Form 8-K consolidated selected financial data, management's discussion and analysis of financial condition and results of operations and consolidated financial statements and financial statement schedule, together with the auditor's report thereon, as of December 31, 1995 and 1994 and for each of years in the three-year period ended December 31, 1995.


Item 7.  Financial Statements and Exhibits.
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         (c) Exhibits:
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              23.1 Consent of KPMG Peat Marwick LLP.

              27.1 Financial Data Schedule

              99.1 Selected consolidated financial data

              99.2 Management's discussion and analysis of financial condition and results of operations.

              99.3 Consolidated financial statements and financial statement schedule, together with the auditor's report thereon, as of December 31, 1995 and 1994 and for each of the years in the three year-period ended December 31, 1995.

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CENTOCOR, INC.



Dated:  February 15, 1996                 By:/s/ Dominic J. Caruso
                                             ---------------------------------
                                             Dominic J. Caruso, Vice
                                               President-Finance and Chief
                                               Financial Officer